UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 1, 2007

                                  EQUINIX, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                  000-31293                77-0487526
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
             ------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

            On February 1, 2007, Equinix, Inc. ("Equinix") notified Rose Ventures II, Inc. ("Seller") of its election to proceed with Equinix's planned purchase of an approximately 133,500 square foot building in San Jose, California currently leased by Equinix Operating Co., Inc., a Delaware corporation and wholly-owned subsidiary of Equinix (the "Property") for $65 million pursuant to a Purchase and Sale Agreement and Joint Escrow Instructions dated January 25, 2007. Upon delivery of such notification, Seller became obligated to sell and Equinix became obligated to purchase the Property, subject to customary closing conditions.

            A deposit of $6.5 million will be applied against the $65 million purchase price, which will be paid in cash at closing. Seller may elect to convey the Property in up to three separate installments of tenancy in common interests and Seller must convey its entire fee interest in the Property on or before November 30, 2007.

         A copy of the related press release is attached as Exhibit 99.1.

Item 2.02.        Results of Operations and Financial Condition

           The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

             On February 7, 2007, Equinix issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.2. Equinix released certain non-GAAP information in the press release. Attached to the press release is a reconciliation to the non-GAAP information.

           On February 7, 2007, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

99.1     Press Release of Equinix, Inc. dated February 7, 2007.
99.2     Press Release of Equinix, Inc. dated February 7, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUINIX, INC.


DATE:  February 7, 2007                         By:      /s/ KEITH D. TAYLOR
                                                       -------------------------
                                                       Keith D. Taylor
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

99.1              Press Release of Equinix, Inc. dated February 7, 2007.

99.2              Press Release of Equinix, Inc. dated February 7, 2007.